EXHIBIT 32.1

                            SECTION 906 CERTIFICATION



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                                  Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Garner Investments, Inc. for the year ended December 31, 2013, I, George Harris, Principal Executive Officer of Hinto Energy, Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

a) such Annual Report on Form 10-K of Hinto Energy, Inc. for the year ended December 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) the information contained in such Annual Report on Form 10-K of Hinto Energy, Inc. for the year ended December 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Hinto Energy, Inc.


Date:  April 15, 2014

                                       /s/George Harris
                                       --------------------------
                                       George Harris
                                       CFO (Principal Executive Officer
                                           & Principal Accounting Officer)



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.